SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2003

PERFORMANCE FOOD GROUP COMPANY

(Exact name of registrant as specified in its charter)

Tennessee	0-22192	54-0402940

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

12500 West Creek Parkway, Richmond, Virginia	23238

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 484-7700

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 NEWS RELEASE

Item 9. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 9 “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Condition.” On July 14, 2003, Performance Food Group Company issued a press release announcing expectations relating to its second quarter earnings results, the text of which is set forth in Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: July 14, 2003	By:	/s/ John D. Austin John D. Austin Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Earnings Press Release Issued by Performance Food Group Company dated July 14, 2003.